SELECTED SPECIAL SHARES, INC.

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned constitutes and appoints Robert J. Greenebaum, Sheldon R. Stein and Arthur Don, and each of them, his or her attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any post-effective amendments to the registration statement under the Securities Act of 1933 (Registration No. 2-27514) and/or the Investment Company Act of 1940 (Registration No. 811-1550), whether on Form N-1A or any successor forms thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and all appropriate state or federal regulatory authorities. Each of the undersigned hereby ratifies and confirms all that each of the aforenamed attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney as of the 10th day of April, 1997.


-----------------------------
Richard C. O'Brien


-----------------------------
Jerome E. Hass


-----------------------------
Katherine L. MacWilliams

                          SELECTED SPECIAL SHARE, INC.

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Robert J. Greenebaum, Samuel P. Ynzunza, Sheldon R. Stein and Arthur Don, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any post-effective amendments to the registration statement under the Securities Act of 1933 (Registration No. 2-27514) and/or the Investment Company Act of 1940 (Registration No. 811-1550), whether on Form N-1A or any successor forms thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and all appropriate state or federal regulatory authorities. The undersigned hereby ratifies and confirms all that each of the aforenamed attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

            IN WITNESS WHEROF, the undersigned has executed this Power of Attorney as of the 25th day of April, 1997.


-----------------------------
Kenneth C. Eich, Vice President